                                   Form N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act File Number: 811-04015
                                                     ---------

                         Eaton Vance Floating-Rate Fund
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

    The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
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                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
    The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
    -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                        (Registrant's Telephone Number)

                                   October 31
                                   ----------
                            Date of Fiscal Year End

                                October 31, 2003
                                ----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

       [logo]
     EATON VANCE
-------------------
Managed Investments

                                                               [graphic omitted]

Annual Report October 31, 2003

[graphic omitted]

                                  EATON VANCE
                                 FLOATING-RATE
                                      FUND

                               EATON VANCE FUNDS
                            EATON VANCE MANAGEMENT
                        BOSTON MANAGEMENT AND RESEARCH
                        EATON VANCE DISTRIBUTORS, INC.

                                PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122.

                         ----------------------------

                               IMPORTANT NOTICE
                             REGARDING DELIVERY OF
                             SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

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From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.
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Eaton Vance Floating-Rate Fund as of October 31, 2003

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LETTER TO SHAREHOLDERS
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[Photo of Thomas E Faust Jr.]
Thomas E. Faust Jr.
President

Eaton Vance Floating-Rate Fund's Class A shares had a net asset value per share of $10.15 as of October 31, 2003, and dividends for the period from inception on May 5, 2003 through October 31, 2003 were $0.157. The distribution rate on October 31, 2003, was 2.94%(1) and the SEC 30-day yield for Class A shares was 2.95%.(2)

The Fund's Class B shares had a net asset value per share of $9.81 as of October 31, 2003, and dividends for the year ending as of the same date were $0.281. The distribution rate on October 31, 2003, was 2.22%(1) and the SEC 30-day yield for Class B shares was 2.19%.(2)

The Fund's Class C shares had a net asset value per share of $9.81 as of October 31, 2003, and dividends for the year ending as of the same date were $0.281. The distribution rate on October 31, 2003, was 2.21%(1) and the SEC 30-day yield for Class C shares was 2.19%.(2)

The Fund's Institutional Class shares had a net asset value per share of $9.82 as of October 31, 2003, and dividends for the year ending as of the same date were $0.378. The distribution rate on October 31, 2003, was 3.21%(1) and the SEC 30-day yield for Institutional shares was 3.19%.(2)

The Fund's Advisers Class shares had a net asset value per share of $9.82 as of October 31, 2003, and dividends for the year ending as of the same date were $0.354. The distribution rate on October 31, 2002, was 2.95%(1) and the SEC 30-day yield for Advisers Class shares was 2.94%.(2)

The loan market has rebounded in 2003, reflecting a stronger economy and improved credit conditions...

The year ended October 31, 2003 brought a strong recovery in the U.S. economy, a trend that was reflected in improving credit conditions and solid loan market performance. Loan returns exceeded those of last year, when the Federal Reserve was in the midst of a series of interest rate cuts. Stronger economic growth, combined with productivity gains and a greater cost-consciousness, have contributed to improving credit conditions for many corporate borrowers.

Importantly, the Fund's volatility remained well below that of many other asset classes. That is especially important for those investors for whom preservation of capital is a key consideration. Moreover, we believe that an improving economy should provide better prospects for the loan market and high-yield bond market in the coming year. Eaton Vance Floating-Rate Fund will continue to offer conservative investors a unique way to participate in a stronger economy, while providing a hedge against rising rates. In the following pages, co-portfolio managers Scott Page and Payson Swaffield review developments in the loan market and the Fund during the past year.

    Sincerely,

/s/ Thomas E. Faust Jr.

    Thomas E. Faust Jr.
    President
    December 10, 2003


Fund Information
as of October 31, 2003

Performance(3)                                           Institutional  Advisers
                                Class A  Class B  Class C   Class        Class
Average Annual Total Returns
(at net asset value)
One year                          N/A      5.63%   5.63%     6.79%       6.54%
Life of Fund+                     3.09     3.13    3.14      4.22        3.91
SEC Average Annual Total
Returns (including sales
charge or applicable CDSC)
One year                          N/A      0.63%   4.63%     6.79%       6.54%
Life of Fund+                     0.77     1.76    3.14      4.22        3.91

+ Inception Dates - Class A: 5/5/03; Class B: 2/5/01; Class C: 2/1/01;
  Institutional Class: 1/30/01; Advisers Class: 2/7/01

(1) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(2) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC. Advisers Class and Institutional shares generally have no sales charge. Class A, Advisers Class and Institutional Class shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% redemption fee, which is not reflected in this return.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.
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Eaton Vance Floating-Rate Fund as of October 31, 2003

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MANAGEMENT DISCUSSION
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[Photo of Scott H. Page]
Scott H. Page

[Photo of Payson F. Swaffield]
Payson F. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio managers of Floating Rate Portfolio.

Q:  SCOTT, HOW WOULD YOU DESCRIBE THE LOAN MARKET DURING THE PAST YEAR?

A: MR. PAGE: The loan market has benefited from a stronger economy. Long-beleaguered industrial and technology companies have begun - at last - to see an increase in orders in response to a renewal of capital spending. In addition, companies that cut costs and restructured their debt during the economic slowdown are now beginning to see the benefits of those moves, as business activity gathers steam. Finally, consumer and investor confidence has increased, as corporate governance issues are being addressed by regulators and businesses alike. Together, these trends have contributed to a better credit climate and a stronger loan market.

    While interest rates have remained near cyclical lows, there are signs that the stronger economy and rising commodity prices could push inflation rates higher in the coming year. That could prompt action on the part of the Federal Reserve to push short-term rates higher, a favorable event for the loan market.

Q:  PAYSON, HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE IN THIS
    ENVIRONMENT?

A: MR. SWAFFIELD: The Fund posted a solidly positive total return in the fiscal year ended October 31, 2003. In a low interest rate environment, the Fund outperformed most short-term investment vehicles. The Fund underperformed its benchmark, the CSFB Leveraged Loan Index(1). That underperformance was the result of a lower exposure to the telecom and technology areas, which staged a recovery after having performed very poorly in previous years. While the inclusion of these sectors might provide a short-term boost, we believe they represent an added risk if the markets were to meet a reversal. Interestingly, the Fund outperformed the Index in fiscal year 2002 for the same reason: its underexposure to the volatile telecom and technology sectors.

    It's important to note that the Fund's performance has historically been significantly less volatile than the Index, due in part to our strict credit standards. The Fund has generally outperformed during economic downturns. We believe that reduced volatility is an important consideration for many investors, given the wide fluctuations within the economy and the financial markets in recent years. Therefore, the Fund again performed well within our expectations.

Q:  HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: MR. PAGE: We continued our efforts at diversification across industry sectors. The Portfolio had an exposure to the expanding economy - such as publishing and printing, packaging and auto components - as well as to non-GDP-sensitive areas - such as health care and foods. The Portfolio included 296 borrowers across 48 industries, with no sector larger than 6% of the Portfolio. From a sector standpoint, printing and publishing was the Portfolio's largest weighting, followed by health care providers, auto components, food, beverages and tobacco and cable television.

    During the period, we maintained our conservative investment criteria, demanding what we believe to be good collateral and adequate cash flow. Adhering to strict credit standards has served the Portfolio well in both strong and weak economic scenarios.

Q:  HOW DID THE LOAN MARKET FARE RELATIVE TO HIGH-GRADE BONDS DURING THE PAST
    YEAR?

A: MR. SWAFFIELD: The loan market outperformed the high-grade bond market - as measured by the Lehman Aggregate Bond Index(1) - during the past year, primarily due to higher market prices for loans causing net asset value appreciation, which reflected steadily improving credit conditions. Moreover, such relatively favorable performance came despite no increase in LIBOR, the London-Interbank Offered Rate, which is the base rate for floating-rate loans. An increase in LIBOR, which typically moves with the Federal Funds rate, would generally benefit loans, while hurting bonds.

    And, as the economy has strengthened, the prospect of a hike in interest rates has increased. To date, the Fed has maintained its accommodative monetary policy, having lowered its benchmark Federal Funds rate to 1.00% in June. However, with commodity prices rising and spending by consumers and businesses alike starting to pick up steam, the Fed could well raise rates the moment it detects an overheating of the economy. Accordingly, we believe that the risk profile of bonds has increased.

    (1) The Lehman Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset- Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million. It is not possible to invest directly in an index.

Q:  HOW DOES THE LOAN MARKET VIEW THE PROSPECT OF HIGHER RATES?

A: MR. PAGE: Floating rate loans are unique in that they reward investors in a rising rate environment. Loans have reset provisions, which means they can be adjusted periodically in response to changes in the underlying rate environment. Generally, loan interest rates are reset every 50-70 days to reflect movements in LIBOR.

    At October 31, 2003, the Portfolio had a days-to-reset average of 57 days. That gives us the flexibility of being able to adjust fairly rapidly to changing interest rates. In a rising rate climate, that represents a major advantage over fixed-rate bonds. While loan returns increase as rates rise, bond returns tend to decrease.

Q: YOU INDICATED THAT THE PORTFOLIO HAD AN EXPOSURE TO THE GROWING ECONOMY. COULD YOU EXPAND ON THAT THEME?

A: MR. SWAFFIELD: Yes. Among its largest holdings, the Portfolio had investments in companies that we believe are likely to be direct beneficiaries of an economic recovery. Publishing and printing was one such sector. With an uptrend in the economy, companies typically increase their advertising budgets. The Portfolio had investments in publishers of newspapers and trade magazines, which not only held up well during the recession but have historically enjoyed stronger revenue growth in improving economies. The Portfolio also had an investment in the publisher of a "yellow pages" directory, sold by its previous owner, a regional Bell operating company. These directories are generally considered attractive for their stable and predictable cash flows, largely due to their dependence on local and small business advertising.

    Another economically-sensitive area was in packaging. As companies ship more products, there is rising demand for containerboard and other packaging materials. The Portfolio's largest investment - the product of a 2003 merger between two packaging companies - produces containerboard used as packaging for diverse products. The merger is expected to produce economies of scale, significant cost savings and an increased market share for the combined company.

Q:  WHERE DID THE PORTFOLIO INVEST IN NON-GDP-SENSITIVE SECTORS?

A: MR. PAGE: The Portfolio had investments in sectors such as health care and satellite television, areas where growth is generally less dependent on the fluctuations in the economy. In the health care sector, the Portfolio had an investment in an operator of dialysis centers for kidney patients. The company operates 515 centers, as well as in-patient facilities and post-operative in- home therapy. The company has benefited from a rising number of procedures and a higher fee schedule.

    In the satellite television area, the Portfolio owned one of the nation's leading operators of satellite broadcasting services. The company registered 20% revenue growth in 2003, driven by strong subscriber growth and an impressive increase in per-subscriber revenues. The company's all digital programming has been a success with consumers.

Q:  WERE THERE ANY SECTORS WHOSE PERFORMANCE IMPEDED THE FUND'S PERFORMANCE?

A: MR. SWAFFIELD: There were no sectors that specifically hurt the Fund's performance. However, as I indicated previously, the Fund underperformed its benchmark during the year due to its underweighting in the technology and telecom sectors. Those sectors declined sharply during last year's market decline and, not surprisingly, rebounded more dramatically than the broad market as the economy has recovered in 2003.

Five Largest Sector Weightings(2)
-----------------------------------------------------
By total net assets

Publishing & Printing                            5.9%
Health Care - Providers                          5.5%
Auto Components                                  4.1%
Food, Beferage & Tobacco                         4.0%
Cable Television                                 3.9%

Portfolio Overview(2)
-----------------------------------------------------
Total net assets                        $2.22 billion
Number of borrowers                               296
Industries represented                             48
Days-to-interest rate reset                   57 days
Average size per borrowing              $6.06 million
As % of total net assets                        0.27%

Ten Largest Holdings(2)   By total net assets
-----------------------------------------------------
Graphic Packaging International, Inc.            1.1%
Allied Waste Industries, Inc.                    1.0
Dex Media West, LLC                              1.0
DirectTV Holdings, LLC                           0.9
Rite Aid Corp.                                   0.9
Qwest Corp.                                      0.9
SPX Corp.                                        0.9
TRW Automotive Holdings Corp.                    0.9
Owens-Illinois, Inc.                             0.8
Davita, Inc. (FKA Total Renal Care)              0.8

(1) It is not possible to invest directly in an index.

(2) Five Largest Sector Weightings account for 23.4% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Five Largest Sector Weightings, Portfolio Overview and Ten Largest Holdings are as of 10/31/03 and are subject to change. Ten Largest Holdings account for 9.2% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

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The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.
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Eaton Vance Floating-Rate Fund as of October 31, 2003

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PERFORMANCE
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Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate Fund Class B vs. the CSFB Leveraged Loan Index*

February 28, 2001 - October 31, 2003

                    EATON VANCE FLOATING-RATE FUND- CLASS B
                               Inception: 2/5/01

   +This figure reflects the Fund's maximum applicable contingent deferred sales charge deducted at redemption as follows: 5% - 1st and 2nd years; 4%
    - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year.

                      Fund              Fund                 CSFB
                    Value at         Value With          Leveraged Loan
        Date           NAV          Sales Charge             Index
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   2/28/2001         10,000            10,000               10,000
   3/31/2001         10,060            10,060               10,011
   4/30/2001         10,095            10,095                9,969
   5/31/2001         10,154            10,154               10,089
   6/30/2001         10,185            10,185               10,101
   7/31/2001         10,225            10,225               10,127
   8/31/2001         10,256            10,256               10,208
   9/30/2001         10,191            10,191               10,013
  10/31/2001         10,164            10,164                9,856
  11/30/2001         10,226            10,226               10,011
  12/31/2001         10,290            10,290               10,115
   1/31/2002         10,318            10,318               10,171
   2/28/2002         10,323            10,323               10,132
   3/31/2002         10,362            10,362               10,249
   4/30/2002         10,401            10,401               10,359
   5/31/2002         10,419            10,419               10,352
   6/30/2002         10,384            10,384               10,197
   7/31/2002         10,342            10,342               10,042
   8/31/2002         10,312            10,312               10,012
   9/30/2002         10,321            10,321               10,034
  10/31/2002         10,256            10,256                9,899
  11/30/2002         10,307            10,307               10,070
  12/31/2002         10,367            10,367               10,228
   1/31/2003         10,417            10,417               10,366
   2/28/2003         10,440            10,440               10,420
   3/31/2003         10,457            10,457               10,454
   4/30/2003         10,530            10,530               10,601
   5/31/2003         10,590            10,590               10,744
   6/30/2003         10,693            10,693               10,896
   7/31/2003         10,741            10,741               10,970
   8/31/2003         10,750            10,750               10,994
   9/30/2003         10,791            10,791               11,104
  10/31/2003         10,834            10,834               11,203
                Less 4%                   392
  10/31/2003                           10,441

Performance**                                            Institutional  Advisers
                                Class A  Class B  Class C   Class        Class
--------------------------------------------------------------------------------
Average Annual Total Returns
(at net asset value)
--------------------------------------------------------------------------------
One year                          N/A      5.63%   5.63%     6.79%       6.54%
Life of Fund+                     3.09     3.13    3.14      4.22        3.91
SEC Average Annual Total
Returns (including sales
charge or applicable CDSC)
--------------------------------------------------------------------------------
One year                          N/A      0.63%   4.63%     6.79%       6.54%
Life of Fund+                     0.77     1.76    3.14      4.22        3.91

+Inception Dates - Class A: 5/5/03; Class B: 2/5/01; Class C: 2/1/01; Institutional Class: 1/30/01; Advisers Class: 2/7/01

 * Sources: Thomson Financial; Credit Suisse First Boston, Inc. The chart compares the Fund's total return with that of the CSFB Leveraged Loan Index
   - a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the CSFB Leveraged Loan Index.The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 5/5/03 at net asset value would have been worth $10,288 on October 31, 2003; $10,056, including sales charge. An investment in the Fund's Class C shares at net asset value on 2/1/01 would have been worth $10,834 on october 31, 2003. An investment in the Fund's Institutional Class shares on 1/30/01 at net asset value would have been worth $11,202 on October 31, 2003. An investment in the Fund's Adviser Class shares on 2/7/01 at net asset value would have been worth $11,104 on October 31, 2003. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
   - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Eaton Vance Floating-Rate Fund as of October 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2003

Assets
--------------------------------------------------------------------------------
Investment in Floating-Rate Portfolio, at value
  (identified cost, $1,599,303,521)                              $1,602,529,881
Receivable for Fund shares sold                                      19,313,993
--------------------------------------------------------------------------------
Total assets                                                     $1,621,843,874
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                 $    4,423,959
Dividends payable                                                     1,159,404
Payable to affiliate for distribution and service fees                  368,184
Payable to affiliate for Trustees' fees                                     414
Accrued expenses                                                        242,766
--------------------------------------------------------------------------------
Total liabilities                                                $    6,194,727
--------------------------------------------------------------------------------
Net Assets                                                       $1,615,649,147
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                  $1,629,003,676
Accumulated net realized loss from Portfolio (computed on
  the basis of identified cost)                                     (16,573,987)
Accumulated distributions in excess of net investment
  income                                                                 (6,902)
Net unrealized appreciation from Portfolio (computed on the
  basis of identified cost)                                           3,226,360
--------------------------------------------------------------------------------
Total                                                            $1,615,649,147
--------------------------------------------------------------------------------

Advisers Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  271,723,491
Shares Outstanding                                                   27,677,914
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets / shares of beneficial interest outstanding)       $         9.82
--------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  273,365,262
Shares Outstanding                                                   26,929,131
Net Asset Value and Redemption Price Per Share
  (net assets / shares of beneficial interest outstanding)       $        10.15
Maximum Offering Price Per Share (100 / 97.75 of $10.15)         $        10.38
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  247,494,264
Shares Outstanding                                                   25,225,894
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets / shares of beneficial interest outstanding)       $         9.81
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------
Net Assets                                                       $  724,520,787
Shares Outstanding                                                   73,839,082
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets / shares of beneficial interest outstanding)       $         9.81
--------------------------------------------------------------------------------

Institutional Shares
--------------------------------------------------------------------------------
Net Assets                                                        $  98,545,343
Shares Outstanding                                                   10,035,160
Net Asset Value, Offering Price and Redemption Price Per Share
  (net assets / shares of beneficial interest outstanding)       $         9.82
--------------------------------------------------------------------------------
On sales of $100,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Year Ended
October 31, 2003

Investment Income
-------------------------------------------------------------------------------
Interest allocated from Portfolio                                  $44,992,768
Expenses allocated from Portfolio                                   (5,877,055)
-------------------------------------------------------------------------------
Net investment income from Portfolio                               $39,115,713
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Expenses
-------------------------------------------------------------------------------
Administration fee                                                 $ 1,458,980
Distribution and service fees
  Advisers                                                             289,002
  Class A                                                              125,777
  Class B                                                            2,121,203
  Class C                                                            5,438,221
Transfer and dividend disbursing agent fees                            614,167
Registration fees                                                      128,355
Printing and postage                                                    72,733
Custodian fee                                                           47,755
Legal and accounting services                                           18,693
Miscellaneous                                                            7,053
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Total expenses                                                     $10,321,939
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Net investment income                                              $28,793,774
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Realized and Unrealized Gain (Loss) from Portfolio
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                  $(7,517,290)
  Interest rate swap contracts                                        (843,187)
-------------------------------------------------------------------------------
Net realized loss                                                  $(8,360,477)
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                              $32,390,197
  Interest rate swap contracts                                         817,910
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)               $33,208,107
-------------------------------------------------------------------------------
Net realized and unrealized gain                                   $24,847,630
-------------------------------------------------------------------------------
Net increase in net assets from operations                         $53,641,404
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                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                                     Year Ended               Year Ended
in Net Assets                                           October 31, 2003         October 31, 2002
-------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                     $   28,793,774       $  30,711,543
  Net realized loss                                             (8,360,477)         (8,214,611)
  Net change in unrealized appreciation (depreciation)          33,208,107         (15,737,226)
-------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $   53,641,404       $   6,759,706
-------------------------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income
    Advisers                                                $   (3,965,693)      $  (2,733,536)
    Class A                                                     (1,427,528)                 --
    Class B                                                     (6,099,680)         (7,201,287)
    Class C                                                    (15,507,401)        (19,437,320)
    Institutional                                               (1,885,810)         (1,326,251)

  From net realized gain
    Advisers                                                            --             (10,724)
    Class B                                                             --             (40,217)
    Class C                                                             --            (107,935)
    Institutional                                                       --              (4,874)
-------------------------------------------------------------------------------------------------
Total distributions to shareholders                         $  (28,886,112)      $ (30,862,144)
-------------------------------------------------------------------------------------------------

Transactions in shares of beneficial interest --

  Proceeds from sale of shares
    Advisers                                                $   261,978,940      $  61,477,092
    Class A                                                    285,141,765                  --
    Class B                                                     97,430,413          82,988,134
    Class C                                                    378,837,509         252,238,917
    Institutional                                               74,163,719          21,495,743

  Net asset value of shares issued to shareholders in
    payment of distributions declared
    Advisers                                                     2,910,655           1,964,901
    Class A                                                        597,338                  --
    Class B                                                      3,537,819           4,149,559
    Class C                                                      9,456,540          12,141,597
    Institutional                                                1,299,877             777,419

  Cost of shares redeemed
    Advisers                                                   (66,752,972)        (45,130,507)
    Class A                                                    (13,327,229)                 --
    Class B                                                    (62,693,790)        (73,966,871)
    Class C                                                   (199,186,862)       (254,174,812)
    Institutional                                               (9,849,539)        (10,523,594)
-------------------------------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions                                   $  763,544,183       $  53,437,578
-------------------------------------------------------------------------------------------------
Net increase in net assets                                  $  788,299,475       $  29,335,140
-------------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------------
At beginning of year                                        $  827,349,672       $ 798,014,532
-------------------------------------------------------------------------------------------------
At end of year                                              $1,615,649,147       $ 827,349,672
-------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
-------------------------------------------------------------------------------------------------
At end of year                                              $       (6,902)      $      85,436
-------------------------------------------------------------------------------------------------

                                  See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Financial Highlights
                                                                    Class A
                                                                ---------------
                                                                 Period Ended
                                                                  October 31,
                                                                  2003(1)(2)
-------------------------------------------------------------------------------
Net asset value -- Beginning of period                           $ 10.000
-------------------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------------------
Net investment income                                            $  0.138
Net realized and unrealized gain                                    0.169
-------------------------------------------------------------------------------
Total income from operations                                     $  0.307
-------------------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------------------
From net investment income                                       $ (0.157)
-------------------------------------------------------------------------------
Total distributions                                              $ (0.157)
-------------------------------------------------------------------------------

Net asset value -- End of period                                 $ 10.150
-------------------------------------------------------------------------------
Total Return(3)                                                      3.09%
-------------------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                        $273,365
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                                  1.09%(5)
    Net investment income                                            2.81%(5)
Portfolio Turnover of the Portfolio                                    64%
-------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, May 5, 2003, to October 31, 2003.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                       See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Financial Highlights
                                                                                      Advisers
                                                          ----------------------------------------------------------------
                                                                               Year Ended October 31,
                                                          ----------------------------------------------------------------
                                                          2003(1)                   2002(1)                   2001(2)
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                       $  9.560                  $  9.820                 $  10.000
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                      $  0.331                  $  0.413                  $  0.441
Net realized and unrealized gain (loss)                       0.283                    (0.256)                   (0.181)
--------------------------------------------------------------------------------------------------------------------------
Total income from operations                               $  0.614                  $  0.157                  $  0.260
--------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net investment income                                $  (0.354)                $  (0.415)                $  (0.440)
From net realized gain                                           --                    (0.002)                       --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $  (0.354)                $  (0.417)                $  (0.440)
--------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                             $  9.820                  $  9.560                  $  9.820
--------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                                6.54%                     1.56%                     2.62%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                  $  271,723                 $  70,694                 $  54,425
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                            1.09%                     1.13%                     1.14%(5)
    Net investment income                                      3.40%                     4.22%                     5.37%(5)
Portfolio Turnover of the Portfolio                              64%                       76%                       52%
--------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/adminstration fee, and an allocation of expenses to the Investment Adviser/ Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses(4)                                                                                                    1.23%(5)
    Net investment income                                                                                          5.28%(5)
Net investment income per share                                                                                $  0.434
--------------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, February 7, 2001, to October 31, 2001.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                                              See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Financial Highlights
                                                                                       Class B
                                                          ----------------------------------------------------------------
                                                                               Year Ended October 31,
                                                          ----------------------------------------------------------------
                                                          2003(1)                   2002(1)                   2001(2)
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                       $  9.560                  $  9.810                 $  10.000
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                      $  0.278                  $  0.339                  $  0.398
Net realized and unrealized gain (loss)                       0.253                    (0.246)                   (0.191)
--------------------------------------------------------------------------------------------------------------------------
Total income from operations                               $  0.531                  $  0.093                  $  0.207
--------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net investment income                                $  (0.281)                $  (0.341)                $  (0.397)
From net realized gain                                           --                    (0.002)                       --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $  (0.281)                $  (0.343)                $  (0.397)
--------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                             $  9.810                  $  9.560                  $  9.810
--------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                                5.63%                     0.91%                     2.08%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                  $  247,494                $  203,683                $  196,237
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                            1.84%                     1.89%                     1.84%(5)
    Net investment income                                      2.87%                     3.47%                     4.86%(5)
Portfolio Turnover of the Portfolio                              64%                       76%                       52%
--------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee, a reduction in the distribution fees, and allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses(4)                                                                                                    1.97%(5)
    Net investment income                                                                                          4.73%(5)
Net investment income per share                                                                                $  0.387
--------------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, February 5, 2001, to October 31, 2001.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                                              See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Financial Highlights
                                                                                       Class C
                                                          ----------------------------------------------------------------
                                                                               Year Ended October 31,
                                                          ----------------------------------------------------------------
                                                          2003(1)                   2002(1)                   2001(2)
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                       $  9.560                  $  9.820                 $  10.000
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                      $  0.275                  $  0.339                  $  0.405
Net realized and unrealized gain (loss)                       0.256                    (0.256)                   (0.181)
--------------------------------------------------------------------------------------------------------------------------
Total income from operations                               $  0.531                  $  0.083                  $  0.224
--------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net investment income                                $  (0.281)                $  (0.341)                $  (0.404)
From net realized gain                                           --                    (0.002)                       --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $  (0.281)                $  (0.343)                $  (0.404)
--------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                             $  9.810                  $  9.560                  $  9.820
--------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                                5.63%                     0.80%                     2.25%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                  $  724,521                $  521,312                $  526,520
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                            1.84%                     1.89%                     1.87%(5)
    Net investment income                                      2.84%                     3.46%                     4.77%(5)
Portfolio Turnover of the Portfolio                              64%                       76%                       52%
--------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee/administration fee and an allocation of expenses to the Investment Adviser/ Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses(4)                                                                                                    1.97%(5)
    Net investment income                                                                                          4.67%(5)
Net investment income per share                                                                                $  0.397
--------------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, February 1, 2001, to October 31, 2001.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                                              See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Financial Highlights
                                                                                    Institutional
                                                          ----------------------------------------------------------------
                                                                               Year Ended October 31,
                                                          ----------------------------------------------------------------
                                                          2003(1)                   2002(1)                   2001(2)
--------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                       $  9.560                  $  9.820                 $  10.000
--------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                      $  0.359                  $  0.437                  $  0.480
Net realized and unrealized gain (loss)                       0.279                    (0.255)                   (0.181)
--------------------------------------------------------------------------------------------------------------------------
Total income from operations                               $  0.638                  $  0.182                  $  0.299
--------------------------------------------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------------------------------------------
From net investment income                                $  (0.378)                $  (0.440)                $  (0.479)
From net realized gain                                           --                    (0.002)                       --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $  (0.378)                $  (0.442)                $  (0.479)
--------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                             $  9.820                  $  9.560                  $  9.820
--------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                                6.79%                     1.82%                     3.02%
--------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                   $  98,545                 $  31,661                 $  20,833
Ratios (As a percentage of average daily net assets):
    Net expenses(4)                                            0.84%                     0.89%                     0.87%(5)
    Net investment income                                      3.69%                     4.46%                     5.98%(5)
Portfolio Turnover of the Portfolio                              64%                       76%                       52%
--------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Fund and the Portfolio reflect a reduction of the investment adviser fee/administration fee and an allocation of expenses to the Investment Adviser/Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses(4)                                                                                                    0.96%(5)
    Net investment income                                                                                          5.89%(5)
Net investment income per share                                                                                $  0.473
--------------------------------------------------------------------------------------------------------------------------
(1) Net investment income per share was computed using average shares outstanding.
(2) For the period from the start of business, January 30, 2001, to October 31, 2001.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses.
(5) Annualized.

                                              See notes to financial statements

Eaton Vance Floating-Rate Fund as of October 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Floating-Rate Fund (the Fund) is a non-diversified series of
  Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares. The Advisers and Institutional Classes of shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class A shares are generally sold subject to a sales charge imposed at time of purchase and assess a redemption fee of 1% for shares redeemed or exchanged within three months of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a New York trust having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 72.3% at October 31, 2003).
  The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31. 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $16,623,350, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010 ($8,217,006) and October 31, 2011 ($8,406,344).

  D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  E Expenses -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                      Year Ended October 31,
                                                -------------------------------
  Advisers                                        2003                2002
  -----------------------------------------------------------------------------
  Sales                                         26,852,173           6,265,841
  Issued to shareholders electing to               299,477             201,084
    receive payments of distributions
    in Fund shares
  Redemptions                                   (6,868,326)         (4,615,533)
  -----------------------------------------------------------------------------
  Net increase                                  20,283,324           1,851,392
  -----------------------------------------------------------------------------

                                                      Year Ended October 31,
                                                -------------------------------
  Class A                                        2003(1)              2002
  -----------------------------------------------------------------------------
  Sales                                         28,186,193                  --
  Issued to shareholders electing to                58,941                  --
    receive payments of distributions
    in Fund shares
  Redemptions                                   (1,316,004)                 --
  -----------------------------------------------------------------------------
  Net increase                                  26,929,130                  --
  -----------------------------------------------------------------------------

                                                      Year Ended October 31,
                                                -------------------------------
  Class B                                         2003                2002
  -----------------------------------------------------------------------------
  Sales                                         10,018,221           8,464,987
  Issued to shareholders electing to               365,118             424,293
    receive payments of distributions
    in Fund shares
  Redemptions                                   (6,473,058)         (7,567,880)
  -----------------------------------------------------------------------------
  Net increase                                   3,910,281           1,321,400
  -----------------------------------------------------------------------------

                                                      Year Ended October 31,
                                                -------------------------------
  Class C                                         2003                2002
  -----------------------------------------------------------------------------
  Sales                                         38,896,840          25,678,971
  Issued to shareholders electing to               975,759           1,241,132
    receive payments of distributions
    in Fund shares
  Redemptions                                  (20,582,366)        (26,014,170)
  -----------------------------------------------------------------------------
  Net increase                                  19,290,233             905,933
  -----------------------------------------------------------------------------

                                                      Year Ended October 31,
                                                -------------------------------
  Institutional                                   2003                2002
  -----------------------------------------------------------------------------
  Sales                                          7,603,658           2,186,151
  Issued to shareholders electing to               133,535              79,461
    receive payments of distributions
    in Fund shares
  Redemptions                                   (1,012,620)         (1,075,959)
  -----------------------------------------------------------------------------
  Net increase                                   6,724,573           1,189,653
  -----------------------------------------------------------------------------

  (1) For the period from the commencement of offering of Class A shares, May 5, 2003, to October 31, 2003.

  Redemptions or exchanges of Advisers Class, Class A or Institutional Class shares made within three months of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2003 the fund did not receive any redemption fees on Advisers Class, Class A or Institutional Class shares.

4 Transactions with Affiliates
--------------------------------------------------------------------------------
  The fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.15% (annually) of the Fund's average daily net assets. For the year ended October 31, 2003, the fee amounted to $1,458,980. The Portfolio has engaged Boston Management and Research, (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2003, EVM earned $56,989 in sub-transfer agent fees. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a principal underwriter, received $52,312 from the Fund as its portion of the sales charge on sales of Class A shares for the period from May 5, 2003, the commencement of offering of Class A shares, to October 31, 2003.

5 Distribution and Service Plans
--------------------------------------------------------------------------------
  The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the
  Investment Company Act of 1940 and a service plan for the Advisers shares (Advisers Plan) and Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus
  (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. For the year ended October 31, 2003, the Fund paid or accrued $1,590,902 and $4,078,666, respectively, to or payable to EVD, representing 0.75% of average daily net assets of Class B and Class C shares, respectively. At October 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $1,875,395 and $52,042,127 for Class B and Class C shares, respectively.

  The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to the Advisers Class, Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended
  October 31, 2003 amounted to $289,002, $125,777, $530,301, and $1,359,555 for Advisers Class, Class A, Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
--------------------------------------------------------------------------------
  Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1.00% CDSC if redeemed within one year of purchase. A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution
  Charges calculated under each Class' Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $1,053,842 and $204,126 of CDSC paid by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 2003.

7 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2003 aggregated $1,080,411,920 and $372,787,218, respectively.

8 Shareholder Meeting (Unaudited)
--------------------------------------------------------------------------------
  The Fund held a Special Meeting of Shareholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                                        Number of Shares
                                                   ----------------------------
  Nominee for Trustee                               Affirmative        Withhold
  -----------------------------------------------------------------------------
  Jessica M. Bibliowicz                              69,957,047         744,893
  Donald R. Dwight                                   69,953,034         748,906
  James B. Hawkes                                    69,972,870         729,069
  Samuel L. Hayes, III                               69,966,443         735,496
  William H. Park                                    69,980,057         721,882
  Norton H. Reamer                                   69,953,008         748,932
  Lynn A. Stout                                      69,966,419         735,520

  Each nominee was also elected a Trustee of the Portfolio. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Trust.

Eaton Vance Floating-Rate Fund as of October 31, 2003

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
Eaton Vance Floating-Rate Fund:
-------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the Fund) as of October 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period from the start of business, January 30, 2001, to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund at October 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

Floating Rate Portfolio as of October 31, 2003

PORTFOLIO OF INVESTMENTS

Senior Floating Rate Interests -- 80.8%(1)

Principal
Amount       Borrower/Tranche Description                        Value
--------------------------------------------------------------------------------
Advertising -- 0.6%
--------------------------------------------------------------------------------
             Lamar Media Corp.
$12,500,000  Term Loan, Maturing June 30, 2010                   $   12,631,513
--------------------------------------------------------------------------------
                                                                 $   12,631,513
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.1%
--------------------------------------------------------------------------------
             Alliant Techsystems, Inc.
$ 9,492,704  Term Loan, Maturing April 20, 2009                  $    9,570,820
             Transdigm, Inc.
  9,000,000  Term Loan, Maturing July 22, 2010                        9,104,066
             United Defense Industries, Inc.
  6,049,695  Term Loan, Maturing June 30, 2009                        6,074,002
--------------------------------------------------------------------------------
                                                                 $   24,748,888
--------------------------------------------------------------------------------
Auto Components -- 4.1%
--------------------------------------------------------------------------------
             Accuride Corporation
$ 1,136,165  Term Loan, Maturing January 21, 2007                $    1,143,740
  3,500,000  Term Loan, Maturing June 13, 2007                        3,543,750
             American Axle & Manufacturing, Inc.
  3,906,585  Term Loan, Maturing April 30, 2006                       3,918,793
             Collins & Aikman
  3,858,767  Term Loan, Maturing December 31, 2004                    3,814,553
             Dura Operating Corp.
  2,767,481  Term Loan, Maturing March 31, 2007                       2,787,806
             Exide Corporation
  7,000,000  DIP Loan, Maturing February 15, 2004                     6,895,000
  1,828,953  Revolving Loan, Maturing March 18, 2005(2)               1,322,942
  4,075,155  Term Loan, Maturing March 18, 2001(2)                    2,947,694
             Federal-Mogul Corporation
  3,345,626  Revolving Loan, Maturing February 24, 2004               3,328,898
  4,896,682  Term Loan, Maturing February 24, 2004                    4,589,440
  5,500,000  Term Loan, Maturing February 24, 2005                    4,681,875
             HLI Operating Company, Inc.
  6,483,750  Term Loan, Maturing June 3, 2009                         6,565,808
             J.L. French Automotive Castings, Inc.
  2,119,741  Term Loan, Maturing November 30, 2006                    2,003,155
             Metaldyne, Inc.
  5,726,524  Term Loan, Maturing December 31, 2009                    5,689,542
             Tenneco Automotive
  2,356,965  Term Loan, Maturing December 31, 2007                    2,380,044
  2,356,965  Term Loan, Maturing December 31, 2008                    2,380,044
             The Goodyear Tire & Rubber Company
  7,000,000  Term Loan, Maturing March 31, 2006                       7,052,500
             TRW Automotive Holdings Corp.
  3,300,000  Term Loan, Maturing February 28, 2010                    3,334,033
 15,500,000  Term Loan, Maturing February 28, 2011                   15,671,151
             United Components, Inc.
  2,237,805  Term Loan, Maturing June 30, 2009                        2,243,400
  3,500,000  Term Loan, Maturing June 30, 2010                        3,531,352
--------------------------------------------------------------------------------
                                                                 $   89,825,520
--------------------------------------------------------------------------------
Broadcast Media -- 3.4%
--------------------------------------------------------------------------------
             Block Communications
$ 5,167,021  Term Loan, Maturing November 30, 2009               $    5,215,462
             CanWest Media, Inc.
 10,000,000  Term Loan, Maturing May 15, 2009                        10,102,080
             Citadel Communications Corp.
    276,444  Term Loan, Maturing March 31, 2006                         276,963
             Cumulus Media, Inc.
  7,462,500  Term Loan, Maturing March 28, 2010                       7,545,289
             Discovery Communications, Inc.
  2,901,722  Revolving Loan, Maturing December 31, 2004               2,742,127
  2,000,000  Term Loan, Maturing December 31, 2005                    1,930,000
             Emmis Communication Corporation
  1,269,972  Term Loan, Maturing August 31, 2008                      1,274,961
  7,413,497  Term Loan, Maturing August 31, 2009                      7,497,929
             Entercom Radio, LLC
  3,750,000  Term Loan, Maturing September 30, 2007                   3,721,875
             Gray Television, Inc.
  2,852,785  Term Loan, Maturing December 31, 2010                    2,878,460
             Lin Television Corp.
  5,791,500  Term Loan, Maturing December 31, 2007                    5,845,501
             Nexstar Finance, LLC
  4,600,000  Term Loan, Maturing December 31, 2010                    4,625,020
             Paxson Communications Corporation
  3,910,000  Term Loan, Maturing June 30, 2006                        3,927,920
             Radio One, Inc.
  4,057,143  Term Loan, Maturing June 30, 2007                        4,001,357
             Sinclair Television Group, Inc.
  7,920,170  Term Loan, Maturing December 31, 2009                    7,988,275
             Susquehanna Media Co.
  1,600,000  Term Loan, Maturing June 30, 2007                        1,608,000
  4,156,651  Term Loan, Maturing June 30, 2008                        4,198,217
--------------------------------------------------------------------------------
                                                                 $   75,379,436
--------------------------------------------------------------------------------
Cable Television -- 3.9%
--------------------------------------------------------------------------------
             Adelphia
$ 4,472,847  DIP Loan, Maturing June 25, 2004                    $    4,508,258
             Bresnan Communications, LLC
  3,000,000  Term Loan, Maturing September 30, 2010                   3,024,843
             Century Cable Holdings, LLC(3)
  4,800,000  Term Loan, Maturing December 31, 2009                    4,146,000
             Charter Communications Operating, LLC
  6,330,016  Term Loan, Maturing March 18, 2008                       6,143,679
  2,955,000  Term Loan, Maturing September 18, 2008                   2,854,654
             Charter Communications VI
  2,328,798  Term Loan, Maturing March 18, 2008                       2,225,749
             Charter Communications VIII
  2,947,500  Term Loan, Maturing February 2, 2008                     2,853,811
             Classic Cable, Inc.
    631,613  Term Loan, Maturing January 16, 2008                       600,032
  1,415,820  Term Loan, Maturing January 16, 2009                     1,345,029
             CSG Systems Intl, Inc.
  2,826,821  Term Loan, Maturing December 31, 2006                    2,699,614
  2,925,630  Term Loan, Maturing December 31, 2007                    2,812,262
             DirectTV Holdings, LLC
 20,407,500  Term Loan, Maturing March 6, 2010                       20,545,250
             Falcon Holding Group, L.P.
  1,507,463  Revolving Loan, Maturing December 31, 2005               1,400,998
  2,945,876  Term Loan, Maturing December 31, 2007                    2,818,223
             Frontiervision Operating Partners, L.P.(3)
  4,139,394  Revolving Loan, Maturing March 31, 2005                  4,015,212
             Hilton Head Communications
  8,736,250  Term Loan, Maturing May 15, 2007                         7,611,458
             Insight Midwest Holdings, LLC
 13,000,000  Term Loan, Maturing December 31, 2009                   13,069,923
             MCC Iowa, LLC
  1,000,000  Term Loan, Maturing September 30, 2010                   1,008,403
             Mediacom Southeast
  1,543,333  Revolving Loan, Maturing March 31, 2008                  1,547,192
  1,973,763  Term Loan, Maturing September 30, 2008                   1,978,696
--------------------------------------------------------------------------------
                                                                 $   87,209,286
--------------------------------------------------------------------------------
Casinos & Gaming -- 3.5%
--------------------------------------------------------------------------------
             Alliance Gaming Corporation
$12,000,000  Term Loan, Maturing September 5, 2009               $   12,105,000
             Ameristar Casinos, Inc.
  6,359,967  Term Loan, Maturing December 31, 2006                    6,405,282
             Argosy Gaming Company
  6,602,412  Term Loan, Maturing June 30, 2008                        6,647,804
             Aztar Corporation
  1,701,142  Term Loan, Maturing June 30, 2005                        1,708,585
             Boyd Gaming Corporation
  6,898,857  Term Loan, Maturing June 24, 2008                        6,934,213
             Isle of Capri Casinos
  7,387,500  Term Loan, Maturing April 25, 2008                       7,440,601
             Mandalay Resort Group
  9,990,471  Term Loan, Maturing August 18, 2006                      9,973,816
             Marina District Finance Company
    223,729  Revolving Loan, Maturing December 31, 2007                 218,136
  7,322,034  Term Loan, Maturing December 31, 2007                    7,402,122
             MGM Mirage
  1,952,250  Revolving Loan, Maturing April 10, 2005                  1,939,439
             Mohegan Tribal Gaming Authority
  2,500,000  Term Loan, Maturing March 31, 2008                       2,506,250
             Park Place Entertainment Corporation
  4,015,772  Revolving Loan, Maturing December 31, 2003               4,005,732
             Penn National Gaming, Inc.
    497,501  Term Loan, Maturing December 31, 2009                      501,356
             Pinnacle Entertainment, Inc.
  2,992,500  Term Loan, Maturing May 15, 2008                         3,014,944
             Scientific Games Corporation
  2,977,500  Term Loan, Maturing December 31, 2008                    2,991,768
             Venetian Casino Resort, LLC/Las Vegas Sands, Inc.
  1,000,000  Term Loan, Maturing June 4, 2007                         1,001,250
  2,466,275  Term Loan, Maturing June 4, 2008                         2,499,158
--------------------------------------------------------------------------------
                                                                 $   77,295,456
--------------------------------------------------------------------------------
Chemicals -- 3.5%
--------------------------------------------------------------------------------
             Arteva B.V. (Kosa)
$ 4,738,609  Term Loan, Maturing December 31, 2006               $    4,732,686
             CP Kelco U.S., Inc.
  3,478,129  Term Loan, Maturing March 31, 2008                       3,497,694
  1,156,474  Term Loan, Maturing September 30, 2008                   1,163,461
             GEO Specialty Chemicals, Inc.
  2,275,000  Term Loan, Maturing December 31, 2007                    2,036,125
             Georgia Gulf Corporation
  3,407,385  Term Loan, Maturing May 12, 2009                         3,437,200
             GGP/Homart
  1,666,667  Term Loan, Maturing November 25, 2003                    1,677,083
             Huntsman Int'l
  4,561,600  Term Loan, Maturing June 30, 2007                        4,584,691
  4,561,654  Term Loan, Maturing June 30, 2008                        4,584,462
             Huntsman LLC
    254,168  Term Loan, Maturing March 31, 2006                         224,198
    181,872  Term Loan, Maturing March 31, 2007                         160,426
             IMC Global, Inc.
  6,358,146  Term Loan, Maturing November 17, 2006                    6,416,164
             Messer Griesham GmbH
  3,974,064  Term Loan, Maturing April 30, 2009                       4,011,321
  5,463,013  Term Loan, Maturing April 30, 2010                       5,514,229
             Millenium America
  1,703,804  Term Loan, Maturing June 30, 2006                        1,711,471
             NOVEON
 12,706,520  Term Loan, Maturing December 31, 2009                   12,841,526
             Polymer Group, Inc.
  5,542,861  Term Loan, Maturing December 31, 2006                    5,408,907
             Resolution Performance Products, LLC
  5,650,550  Term Loan, Maturing November 14, 2008                    5,652,906
             Rockwood Specialties Group, Inc.
  6,500,000  Term Loan, Maturing July 23, 2010                        6,567,711
             Westlake Chemical Corporation
  3,740,625  Term Loan, Maturing July 31, 2010                        3,783,878
--------------------------------------------------------------------------------
                                                                 $   78,006,139
--------------------------------------------------------------------------------
Coal -- 0.1%
--------------------------------------------------------------------------------
             Peabody Energy Corporation
$ 2,487,500  Term Loan, Maturing March 21, 2010                  $    2,514,967
--------------------------------------------------------------------------------
                                                                 $    2,514,967
--------------------------------------------------------------------------------
Commercial Services -- 2.0%
--------------------------------------------------------------------------------
             Advanstar Communications Inc.
$   588,192  Term Loan, Maturing November 17, 2007               $      588,192
             Anthony Crane Rental, L.P.(3)
  4,243,444  Term Loan, Maturing July 20, 2006                        2,282,973
             Coinmach Laundry Corporation
  9,800,000  Term Loan, Maturing July 25, 2009                        9,850,019
             Corrections Corporation of America
  4,783,000  Term Loan, Maturing March 31, 2008                       4,839,798
             Environmental Systems Products Hldgs., Inc.
  2,184,596  Term Loan, Maturing December 31, 2004                    2,184,596
  2,573,471  Term Loan, Maturing December 31, 2005                    2,534,869
             Gate Gourmet Borrower LLC
  4,300,000  Term Loan, Maturing December 31, 2008                    4,179,063
             Interline Brands, Inc.
  3,456,250  Term Loan, Maturing November 30, 2009                    3,473,531
             Language Line, LLC
  5,500,000  Term Loan, Maturing December 31, 2008                    5,529,794
             Panavision International, L.P.
  2,088,427  Revolving Loan, Maturing March 31, 2004                  2,010,111
    697,149  Term Loan, Maturing March 31, 2004                         671,006
  1,965,148  Term Loan, Maturing March 31, 2005                       1,879,172
             Volume Services, Inc.
  2,407,366  Term Loan, Maturing June 30, 2004                        2,401,348
             Wackenhut Corrections Corporation
    987,500  Term Loan, Maturing July 9, 2009                           997,992
--------------------------------------------------------------------------------
                                                                 $   43,422,464
--------------------------------------------------------------------------------
Communications Equipment -- 0.2%
--------------------------------------------------------------------------------
             Amphenol Corporation
$ 3,717,000  Term Loan, Maturing May 6, 2010                     $    3,746,966
--------------------------------------------------------------------------------
                                                                 $    3,746,966
--------------------------------------------------------------------------------
Construction Materials -- 0.3%
--------------------------------------------------------------------------------
             Formica Corporation
$ 4,665,128  Revolving Loan, Maturing May 1, 2004                $    4,525,174
  1,245,346  Term Loan, Maturing May 1, 2004                          1,207,985
             NCI Building Systems, Inc.
  1,418,987  Term Loan, Maturing July 31, 2008                        1,428,743
             Panolam Industries, Inc.
    500,000  Term Loan, Maturing November 24, 2007                      492,500
--------------------------------------------------------------------------------
                                                                 $    7,654,402
--------------------------------------------------------------------------------
Containers & Packaging - Metal & Glass -- 1.6%
--------------------------------------------------------------------------------
             Ball Corporation
$ 1,070,714  Term Loan, Maturing December 31, 2009               $    1,077,184
             Owens-Illinois Inc.
  5,750,000  Term Loan, Maturing April 1, 2007                        5,767,072
 12,500,000  Term Loan, Maturing April 1, 2008                       12,595,050
             Silgan Holdings Inc.
 15,342,289  Term Loan, Maturing December 31, 2008                   15,457,356
--------------------------------------------------------------------------------
                                                                 $   34,896,662
--------------------------------------------------------------------------------
Containers & Packaging - Paper -- 2.4%
--------------------------------------------------------------------------------
             Blue Ridge Paper Products, Inc.(3)
$ 1,447,987  Revolving Loan, Maturing March 31, 2005             $    1,129,430
    150,521  Term Loan, Maturing March 31, 2005                         117,407
  1,948,792  Term Loan, Maturing March 31, 2006                       1,520,058
             Graphic Package International Inc.
 23,150,000  Term Loan, Maturing August 8, 2009                      23,375,712
             Greif Bros. Corporation
  1,932,789  Term Loan, Maturing August 31, 2008                      1,943,143
             Jefferson Smurfit Corporation
  1,018,182  Revolving Loan, Maturing March 31, 2005                  1,005,454
  2,081,535  Term Loan, Maturing March 31, 2007                       2,095,630
             Port Townsend Paper Corporation
    975,000  Term Loan, Maturing March 16, 2007                         906,750
    475,373  Term Loan, Maturing March 16, 2008                         442,097
             Printpack Holdings, Inc.
  6,065,094  Term Loan, Maturing April 30, 2009                       6,095,420
             Stone Container Corporation
 11,783,652  Term Loan, Maturing June 30, 2009                       11,876,448
  1,996,541  Term Loan, Maturing June 30, 2010                        2,012,264
--------------------------------------------------------------------------------
                                                                 $   52,519,813
--------------------------------------------------------------------------------
Containers & Packaging - Plastics -- 1.0%
--------------------------------------------------------------------------------
             Berry Plastics Corporation
$ 4,836,721  Term Loan, Maturing June 30, 2010                   $    4,883,579
             Consolidated Container Holdings LLC
    990,142  Term Loan, Maturing June 30, 2007                          904,330
             Crown Cork & Seal Americas, Inc.
 12,075,000  Term Loan, Maturing September 15, 2008                  12,192,731
             Tekni-Plex, Inc.
  1,023,507  Revolving Loan, Maturing June 21, 2006                     974,890
  1,117,208  Term Loan, Maturing June 21, 2006                        1,103,243
  1,969,466  Term Loan, Maturing June 30, 2008                        1,966,182
--------------------------------------------------------------------------------
                                                                 $   22,024,955
--------------------------------------------------------------------------------
Educational Services -- 0.7%
--------------------------------------------------------------------------------
             Jostens, Inc.
$11,000,000  Term Loan, Maturing July 29, 2010                   $   11,102,167
             Knowledge Learning Corporation
  4,432,500  Term Loan, Maturing May 15, 2010                         4,429,730
--------------------------------------------------------------------------------
                                                                 $   15,531,897
--------------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.1%
--------------------------------------------------------------------------------
             Knowles Electronics, Inc.
$ 1,274,309  Term Loan, Maturing June 29, 2007                   $    1,269,530
--------------------------------------------------------------------------------
                                                                 $    1,269,530
--------------------------------------------------------------------------------
Entertainment -- 1.8%
--------------------------------------------------------------------------------
             AMF Bowling Worldwide, Inc.
$ 1,915,922  Term Loan, Maturing February 28, 2008               $    1,925,104
             Amfac Resorts, Inc.
  4,099,383  Term Loan, Maturing September 30, 2004                   4,094,259
  4,099,383  Term Loan, Maturing September 30, 2005                   4,094,259
             Blockbuster Entertainment Corp.
    205,714  Revolving Loan, Maturing July 1, 2004                      204,094
  2,848,611  Term Loan, Maturing July 1, 2004                         2,845,347
             Hollywood Entertainment Corporation
  2,052,534  Term Loan, Maturing March 31, 2008                       2,066,965
             Six Flags Theme Parks Inc.
  7,000,000  Term Loan, Maturing June 30, 2009                        7,001,876
             Universal City Development Partners, L.P.
  4,525,613  Term Loan, Maturing June 30, 2007                        4,548,240
             Vivendi Universal Entertainment LLP
 12,000,000  Term Loan, Maturing June 30, 2008                       12,094,500
--------------------------------------------------------------------------------
                                                                 $   38,874,644
--------------------------------------------------------------------------------
Environmental Services -- 1.4%
--------------------------------------------------------------------------------
             Allied Waste Industries, Inc.
$ 5,000,000  Term Loan, Maturing January 15, 2009                $    5,068,125
 13,190,179  Term Loan, Maturing January 15, 2010                    13,390,392
  3,000,000  Term Loan, Maturing January 15, 2011                     3,039,375
             Casella Waste Systems, Inc.
  4,500,000  Term Loan, Maturing January 24, 2010                     4,541,625
             IESI Corporation
  4,750,000  Term Loan, Maturing September 30, 2010                   4,793,049
             Stericycle, Inc.
  1,005,239  Term Loan, Maturing November 10, 2006                    1,013,406
--------------------------------------------------------------------------------
                                                                 $   31,845,972
--------------------------------------------------------------------------------
Food, Beverages & Tobacco -- 4.0%
--------------------------------------------------------------------------------
             American Seafood Holdings Inc.
$ 1,362,381  Term Loan, Maturing September 30, 2007              $    1,357,272
  2,783,196  Term Loan, Maturing March 31, 2009                       2,795,952
             Aurora Foods, Inc.
  3,280,357  Revolving Loan, Maturing September 30, 2005              3,333,663
    993,655  Term Loan, Maturing September 30, 2006                   1,009,181
    743,340  Term Loan, Maturing March 31, 2007                         754,955
             B&G Foods, Inc.
  3,000,000  Term Loan, Maturing August 31, 2009                      3,036,249
             Constellation Brands, Inc.
  2,685,338  Term Loan, Maturing November 30, 2008                    2,716,219
             Dean Foods Company
  7,848,096  Term Loan, Maturing July 15, 2008                        7,920,448
             Del Monte Corporation
  1,054,275  Term Loan, Maturing December 20, 2008                    1,061,523
 11,865,048  Term Loan, Maturing December 20, 2010                   12,030,660
             Dr. Pepper/Seven Up Bottling Group, Inc.
  1,983,094  Term Loan, Maturing October 7, 2006                      1,971,527
  1,993,400  Term Loan, Maturing October 7, 2007                      2,005,237
             Eagle Family Foods, Inc.
  3,059,280  Term Loan, Maturing December 31, 2005                    2,942,009
             Interstate Brands Corporations
  9,802,014  Term Loan, Maturing July 19, 2007                        9,837,546
  2,007,645  Term Loan, Maturing July 19, 2008                        2,010,783
             Merisant Company
  5,493,333  Term Loan, Maturing January 31, 2010                     5,546,553
             Michael Foods, Inc.
  1,354,509  Term Loan, Maturing March 30, 2008                       1,361,706
             Nutra Sweet
     56,491  Term Loan, Maturing June 30, 2007                           56,632
    936,000  Term Loan, Maturing June 30, 2008                          917,865
             Reddy Ice Group, Inc.
  7,500,000  Term Loan, Maturing July 31, 2009                        7,581,248
             Seminis Vegetable Seeds, Inc.
  8,750,000  Term Loan, Maturing September 30, 2009                   8,864,844
             Southern Wine & Spirits of America, Inc.
 10,355,446  Term Loan, Maturing June 28, 2008                       10,415,849
--------------------------------------------------------------------------------
                                                                 $   89,527,921
--------------------------------------------------------------------------------
Funeral Service -- 0.3%
--------------------------------------------------------------------------------
             Alderwoods Group
$ 6,511,623  Term Loan, Maturing September 30, 2008              $    6,605,227
--------------------------------------------------------------------------------
                                                                 $    6,605,227
--------------------------------------------------------------------------------
Health Care - Equipment & Supplies -- 2.0%
--------------------------------------------------------------------------------
             Circon Corporation(3)
$ 2,388,527  Term Loan, Maturing October 31, 2006                $    2,241,795
             Conmed Corporation
  4,715,070  Term Loan, Maturing December 31, 2007                    4,771,062
             Dade Behring Holdings, Inc.
  4,710,212  Term Loan, Maturing October 3, 2008                      4,757,314
             Fisher Scientific International, LLC
 11,565,390  Term Loan, Maturing March 31, 2010                      11,677,791
             Hanger Orthopedic Group, Inc.
  1,000,000  Term Loan, Maturing September 30, 2009                   1,010,000
             Kinetic Concepts, Inc.
  7,481,250  Term Loan, Maturing August 11, 2010                      7,549,053
             Leiner Health Products Inc.
    774,392  Term Loan, Maturing March 31, 2004                         770,520
             Quintiles Transnational Corp.
  7,000,000  Term Loan, Maturing September 25, 2009                   7,061,250
             Sybron Dental Management
  5,310,688  Term Loan, Maturing June 6, 2009                         5,341,888
--------------------------------------------------------------------------------
                                                                 $   45,180,673
--------------------------------------------------------------------------------
Health Care - Providers & Services -- 5.5%
--------------------------------------------------------------------------------
             Alaris Medical Systems, Inc.
$10,247,183  Term Loan, Maturing June 30, 2009                   $   10,365,026
             Alliance Imaging, Inc.
  8,951,049  Term Loan, Maturing June 10, 2008                        8,886,718
             Amerisource Bergen Corporation
 10,400,000  Term Loan, Maturing March 31, 2005                      10,400,000
             AMN Healthcare, Inc.
  1,750,000  Term Loan, Maturing October 2, 2008                      1,767,500
             Caremark RX, Inc.
  3,664,064  Term Loan, Maturing March 31, 2006                       3,685,821
             Community Health Systems, Inc.
 16,377,444  Term Loan, Maturing July 5, 2010                        16,527,624
             Concentra Operating Corporation
  7,980,000  Term Loan, Maturing June 30, 2009                        8,064,788
             Cross Country Healthcare, Inc.
  2,850,000  Term Loan, Maturing June 5, 2009                         2,885,625
             DaVita, Inc.
 18,100,352  Term Loan, Maturing March 31, 2009                      18,266,278
             Express Scripts, Inc.
  5,500,000  Term Loan, Maturing March 31, 2008                       5,549,110
             Fresenius Medical Care Holdings, Inc.
 10,573,500  Term Loan, Maturing February 21, 2010                   10,679,235
             Magellan Health Services, Inc.
  1,485,350  Term Loan, Maturing February 12, 2005                    1,481,636
  1,485,350  Term Loan, Maturing February 12, 2006                    1,479,160
             Medco Health Solutions, Inc.
  9,750,000  Term Loan, Maturing June 30, 2010                        9,864,260
             Team Health
  2,379,015  Term Loan, Maturing October 31, 2007                     2,342,587
  1,903,796  Term Loan, Maturing October 31, 2008                     1,895,467
             Triad Hospitals Holdings, Inc.
  7,017,277  Term Loan, Maturing March 31, 2008                       7,075,752
--------------------------------------------------------------------------------
                                                                 $  121,216,587
--------------------------------------------------------------------------------
Hotels -- 0.7%
--------------------------------------------------------------------------------
             Extended Stay America
$ 1,008,957  Term Loan, Maturing December 31, 2006               $    1,015,894
  1,491,043  Term Loan, Maturing June 30, 2007                        1,501,294
  6,839,556  Term Loan, Maturing December 31, 2007                    6,913,081
             Vail Resorts, Inc.
  3,982,494  Term Loan, Maturing December 10, 2008                    4,024,808
             Wyndham International, Inc.
  1,948,804  Term Loan, Maturing June 30, 2006                        1,796,552
--------------------------------------------------------------------------------
                                                                 $   15,251,629
--------------------------------------------------------------------------------
Household Furnishings & Appliances -- 0.6%
--------------------------------------------------------------------------------
             Goodman Manufacturing Company, L.P.
$   223,174  Term Loan, Maturing September 30, 2004              $      222,965
    417,594  Term Loan, Maturing April 9, 2004                          417,203
  1,118,781  Term Loan, Maturing July 31, 2005                        1,122,277
             Sealy Mattress Company
  1,266,247  Term Loan, Maturing December 15, 2004                    1,268,146
  1,804,343  Term Loan, Maturing December 15, 2005                    1,807,050
  2,197,066  Term Loan, Maturing December 15, 2006                    2,200,362
             Simmons Company
    409,993  Term Loan, Maturing October 30, 2005                       411,829
    939,273  Term Loan, Maturing October 30, 2006                       944,322
             Tempur-Pedic, Inc.
  4,887,750  Term Loan, Maturing June 30, 2009                        4,909,134
--------------------------------------------------------------------------------
                                                                 $   13,303,288
--------------------------------------------------------------------------------
Household Products -- 1.6%
--------------------------------------------------------------------------------
             Central Garden & Pet Company
$ 3,990,000  Term Loan, Maturing May 19, 2009                    $    4,013,693
             Church & Dwight Co. Inc.
  4,074,681  Term Loan, Maturing September 30, 2007                   4,126,634
             Rayovac Corporation
  6,363,766  Term Loan, Maturing September 30, 2009                   6,388,954
             The Scotts Company
 12,975,012  Term Loan, Maturing September 30, 2010                  13,149,941
             United Industries Corporation
  4,491,731  Term Loan, Maturing January 20, 2006                     4,525,418
             Werner Holding Co.
  4,000,000  Term Loan, Maturing June 11, 2009                        3,765,000
--------------------------------------------------------------------------------
                                                                 $   35,969,640
--------------------------------------------------------------------------------
Insurance -- 1.2%
--------------------------------------------------------------------------------
             Hilb, Rogal & Hobbs Company
$10,581,307  Term Loan, Maturing June 30, 2007                   $   10,693,733
             Infinity Property and Casualty Corporation
  6,932,500  Term Loan, Maturing June 30, 2010                        6,993,159
             U.S.I. Holdings Corporation
  5,985,000  Term Loan, Maturing August 11, 2008                      6,029,888
             Willis Corroon Corporation
  3,311,848  Term Loan, Maturing February 5, 2005                     3,195,934
--------------------------------------------------------------------------------
                                                                 $   26,912,714
--------------------------------------------------------------------------------
Leisure -- 0.6%
--------------------------------------------------------------------------------
             New England Sports Ventures, LLC
$14,000,000  Term Loan, Maturing February 28, 2005               $   14,000,000
--------------------------------------------------------------------------------
                                                                 $   14,000,000
--------------------------------------------------------------------------------
Machinery -- 1.2%
--------------------------------------------------------------------------------
             Colfax Corporation
$ 2,461,287  Term Loan, Maturing May 30, 2009                    $    2,473,594
             Flowserve Corporation
  2,014,663  Term Loan, Maturing June 30, 2007                        2,022,849
  5,089,008  Term Loan, Maturing June 30, 2009                        5,130,809
             Rexnord Corporation
  2,896,250  Term Loan, Maturing November 30, 2009                    2,918,424
             The Manitowoc Company
  6,549,250  Term Loan, Maturing June 30, 2007                        6,584,046
             Thermadyne Holdings Corporation
  6,540,039  Term Loan, Maturing March 31, 2008                       6,425,588
--------------------------------------------------------------------------------
                                                                 $   25,555,310
--------------------------------------------------------------------------------
Manufacturing -- 3.7%
--------------------------------------------------------------------------------
             Advanced Glassfiber Yarns LLC
$ 2,972,806  Term Loan, Maturing September 30, 2005(2)(3)        $    1,426,947
             AMSCAN Holdings, Inc.
  1,990,000  Term Loan, Maturing June 15, 2007                        2,001,608
             Amsted Industries Incorporated
 11,870,250  Term Loan, Maturing October 15, 2010                    11,946,908
             Citation Corporation
    995,002  Term Loan, Maturing December 1, 2007                       780,455
             Dresser, Inc.
    505,571  Term Loan, Maturing March 31, 2007                         510,718
             Ingram Industries, Inc.
  4,177,397  Term Loan, Maturing June 30, 2008                        4,208,728
             JohnsonDiversey, Inc.
  1,343,222  Term Loan, Maturing November 30, 2008                    1,346,790
  6,036,636  Term Loan, Maturing November 30, 2009                    6,093,230
             Motor Coach Industries
  2,375,813  Term Loan, Maturing June 15, 2006                        1,956,086
             Mueller Group, Inc.
  7,181,769  Term Loan, Maturing May 31, 2008                         7,207,415
             National Waterworks, Inc.
  4,948,980  Term Loan, Maturing November 22, 2009                    4,990,427
             Polypore Incorporated
  4,081,988  Term Loan, Maturing December 31, 2006                    4,122,808
  1,477,500  Term Loan, Maturing December 31, 2007                    1,491,659
             SPX Corporation
 19,428,286  Term Loan, Maturing September 30, 2009                  19,598,284
             Synthetic Industries, Inc.
  2,453,037  Term Loan, Maturing December 30, 2007                    2,146,407
             Trimas Corporation
  7,920,100  Term Loan, Maturing December 31, 2009                    7,941,222
             Walter Industries, Inc.
  4,750,000  Term Loan, Maturing April 17, 2010                       4,772,268
--------------------------------------------------------------------------------
                                                                 $   82,541,960
--------------------------------------------------------------------------------
Metals & Mining -- 0.3%
--------------------------------------------------------------------------------
             Compass Minerals Group, Inc.
$ 3,738,032  Term Loan, Maturing November 28, 2009               $    3,770,740
             Steel Dynamics, Inc.
    985,000  Term Loan, Maturing March 26, 2008                         992,849
             Stillwater Mining Company
  2,384,985  Term Loan, Maturing June 30, 2007                        2,384,985
--------------------------------------------------------------------------------
                                                                 $    7,148,574
--------------------------------------------------------------------------------
Miscellaneous -- 0.7%
--------------------------------------------------------------------------------
             Laidlaw International, Inc.
$ 9,840,000  Term Loan, Maturing June 19, 2009                   $    9,939,935
             Weight Watchers International, Inc.
  4,420,070  Term Loan, Maturing December 31, 2009                    4,456,535
    567,430  Term Loan, Maturing December 31, 2010                      572,218
--------------------------------------------------------------------------------
                                                                 $   14,968,688
--------------------------------------------------------------------------------
Office Equipment & Supplies -- 0.8%
--------------------------------------------------------------------------------
             General Binding Corporation
$ 2,250,000  Term Loan, Maturing January 15, 2008                    $2,250,000
             Global Imaging Systems, Inc.
  1,745,625  Term Loan, Maturing June 25, 2009                        1,763,081
             Iron Mountain Incorporated
  8,466,998  Term Loan, Maturing February 15, 2008                    8,536,546
             Xerox Corporation
  5,500,000  Term Loan, Maturing September 30, 2008                   5,543,830
--------------------------------------------------------------------------------
                                                                 $   18,093,457
--------------------------------------------------------------------------------
Oil & Gas -- 2.1%
--------------------------------------------------------------------------------
             Citgo Petroleum Company
$ 6,000,000  Term Loan, Maturing February 27, 2006               $    6,240,000
             Columbia Natural Resources, LLC
  5,625,000  Revolving Loan, Maturing August 28, 2008                 5,610,938
             Cumberland Farms, Inc.
  6,232,942  Term Loan, Maturing September 8, 2008                    6,264,107
             Magellan Midstream Partners, L.P.
  1,000,000  Term Loan, Maturing August 6, 2008                       1,007,500
             Sprague Energy Corp.
  6,188,333  Revolving Loan, Maturing August 10, 2007                 6,172,862
             The Premcor Refining Group, Inc.
 10,000,000  Term Loan, Maturing February 11, 2006                   10,109,380
             WEG Acquisition, L.P.
  2,500,000  Term Loan, Maturing June 17, 2008                        2,526,563
             Williams Production RMT Company
  8,354,063  Term Loan, Maturing May 30, 2007                         8,442,824
--------------------------------------------------------------------------------
                                                                 $   46,374,174
--------------------------------------------------------------------------------
Paper & Forest Products -- 0.0%
--------------------------------------------------------------------------------
             Appleton Papers, Inc.
$   892,127  Term Loan, Maturing November 8, 2006                $      897,517
--------------------------------------------------------------------------------
                                                                 $      897,517
--------------------------------------------------------------------------------
Personal Products -- 1.0%
--------------------------------------------------------------------------------
             Armkel, LLC
$ 4,601,231  Term Loan, Maturing March 31, 2009                  $    4,644,367
             Mary Kay Cosmetics, Inc.
  4,390,821  Term Loan, Maturing September 30, 2007                   4,416,432
             Playtex Products, Inc.
 13,689,724  Term Loan, Maturing May 31, 2009                        13,685,451
--------------------------------------------------------------------------------
                                                                 $   22,746,250
--------------------------------------------------------------------------------
Publishing & Printing -- 5.9%
--------------------------------------------------------------------------------
             American Media Operations Inc.
$ 1,488,550  Term Loan, Maturing April 1, 2007                   $    1,499,528
  5,292,741  Term Loan, Maturing April 1, 2008                        5,337,730
             CBD Media LLC
  1,982,500  Term Loan, Maturing December 31, 2009                    1,999,020
             Dex Media East, LLC
  8,500,000  Term Loan, Maturing November 8, 2008                     8,544,268
  4,082,927  Term Loan, Maturing November 8, 2009                     4,141,256
             Dex Media West, LLC
  6,778,951  Term Loan, Maturing September 9, 2009                    6,831,203
 14,500,483  Term Loan, Maturing March 9, 2010                       14,657,567
             Hollinger International Publishing, Inc.
  7,612,443  Term Loan, Maturing September 30, 2009                   7,736,146
             Journal Register Company
 10,894,235  Term Loan, Maturing September 30, 2006                  10,812,528
             Liberty Group Operating, Inc.
  3,622,388  Term Loan, Maturing April 30, 2007                       3,654,084
             Merrill Corporation
  2,883,218  Term Loan, Maturing November 15, 2006                    2,883,218
  3,948,546  Term Loan, Maturing November 15, 2007                    3,948,546
             Moore Holdings U.S.A. Inc.
  6,583,500  Term Loan, Maturing March 15, 2010                       6,626,708
             Morris Publishing Group, LLC
  9,200,000  Term Loan, Maturing March 31, 2011                       9,286,250
             R.H. Donnelley Inc.
  1,343,437  Term Loan, Maturing December 31, 2008                    1,356,592
  5,947,557  Term Loan, Maturing June 30, 2010                        6,060,727
             Sun Media Corporation
  4,118,185  Term Loan, Maturing February 7, 2009                     4,138,776
             The McClatchy Company
  7,638,562  Term Loan, Maturing September 10, 2007                   7,675,563
             The Reader's Digest Association, Inc.
  4,564,786  Term Loan, Maturing May 20, 2008                         4,565,603
             Transwestern Publishing Company LLC
  6,186,246  Term Loan, Maturing June 27, 2008                        6,229,741
             Yell Group, PLC
 13,000,000  Term Loan, Maturing July 8, 2008                        12,971,569
--------------------------------------------------------------------------------
                                                                 $  130,956,623
--------------------------------------------------------------------------------
Real Estate -- 3.5%
--------------------------------------------------------------------------------
             AGBRI Octagon
$ 2,406,762  Term Loan, Maturing May 31, 2004                    $    2,388,711
             AIMCO Properties, L.P.
  3,351,683  Term Loan, Maturing February 28, 2004                    3,376,821
 10,000,000  Term Loan, Maturing May 30, 2008                        10,106,250
             AP-Knight L.P.
  3,216,377  Term Loan, Maturing December 31, 2004                    3,212,356
             Concordia Properties, LLC
  3,000,000  Term Loan, Maturing January 31, 2006                     3,007,500
             Crescent Real Estate Equities, L.P.
  6,375,000  Term Loan, Maturing May 31, 2005                         6,363,047
             Fairfield Resorts, Inc.
  1,227,273  Revolving Loan, Maturing March 21, 2006                  1,221,136
  3,750,000  Term Loan, Maturing March 21, 2006                       3,731,250
             Istar Financial, Inc.
  7,500,000  Term Loan, Maturing July 24, 2006                        7,481,250
             Lennar Corporation
  2,475,000  Term Loan, Maturing May 2, 2007                          2,483,353
             Macerich Partnership, L.P.
  3,542,400  Term Loan, Maturing July 15, 2005                        3,553,470
             Newkirk Master, L.P.
  4,430,380  Term Loan, Maturing December 31, 2004                    4,430,380
             OLY Hightop Parent
  1,919,762  Term Loan, Maturing March 31, 2006                       1,924,561
             Shelbourne Properties, L.P.
  1,715,757  Term Loan, Maturing February 19, 2006                    1,713,612
             The Woodlands Commercial Properties Co., L.P.
  2,850,000  Term Loan, Maturing November 26, 2005                    2,867,813
             Tower Financing I, LLC
  7,000,000  Term Loan, Maturing July 9, 2008                         7,008,750
             Trizec Properties, Inc.
  8,000,000  Term Loan, Maturing May 29, 2005                         7,980,000
             Wilmorite Holdings, L.P.
  4,508,000  Term Loan, Maturing March 31, 2006                       4,530,540
--------------------------------------------------------------------------------
                                                                 $   77,380,800
--------------------------------------------------------------------------------
Restaurants -- 0.7%
--------------------------------------------------------------------------------
             AFC Enterprises Inc.
$ 4,211,776  Term Loan, Maturing May 23, 2009                    $    4,209,670
             Buffets, Inc.
  7,545,875  Term Loan, Maturing June 30, 2009                        7,574,172
             Jack in the Box, Inc.
  1,985,000  Term Loan, Maturing July 22, 2007                        1,999,888
             O'Charley's Inc.
  2,090,000  Term Loan, Maturing January 27, 2009                     2,095,225
--------------------------------------------------------------------------------
                                                                 $   15,878,955
--------------------------------------------------------------------------------
Retail - Food & Drug -- 2.9%
--------------------------------------------------------------------------------
             Domino's Inc.
$13,381,412  Term Loan, Maturing June 25, 2010                   $   13,526,372
             Fleming Companies, Inc.
  4,993,206  Revolving Loan, Maturing June 18, 2008                   4,922,467
  3,364,968  Term Loan, Maturing June 18, 2008                        3,313,444
             Giant Eagle, Inc.
  7,225,963  Term Loan, Maturing August 6, 2009                       7,268,112
             Rite Aid Corporation
 19,750,000  Term Loan, Maturing April 30, 2008                      20,058,594
             Roundy's, Inc.
  8,398,712  Term Loan, Maturing June 6, 2009                         8,440,706
             The Pantry, Inc.
  6,940,711  Term Loan, Maturing March 31, 2007                       7,023,132
--------------------------------------------------------------------------------
                                                                 $   64,552,827
--------------------------------------------------------------------------------
Retail - Multiline -- 0.7%
--------------------------------------------------------------------------------
             Kmart Corporation
$ 9,500,000  Term Loan, Maturing May 6, 2006                     $    9,559,375
             Rent-A-Center, Inc.
  5,630,875  Term Loan, Maturing May 28, 2009                         5,691,581
--------------------------------------------------------------------------------
                                                                 $   15,250,956
--------------------------------------------------------------------------------
Retail - Specialty -- 1.5%
--------------------------------------------------------------------------------
             Advance Stores Company, Inc.
$   928,201  Term Loan, Maturing November 30, 2006               $      935,162
  5,350,906  Term Loan, Maturing November 30, 2007                    5,402,330
             Charming Shoppes, Inc.(3)
     99,771  Revolving Loan, Maturing August 31, 2004                    99,771
             CSK Auto, Inc.
  5,500,000  Term Loan, Maturing June 20, 2009                        5,553,284
             Jo-Ann Stores, Inc.
  3,000,000  Term Loan, Maturing April 30, 2005                       2,985,000
             Oriental Trading Company
  8,640,625  Term Loan, Maturing August 4, 2010                       8,727,031
             Petco Animal Supplies Inc.
  2,749,544  Term Loan, Maturing October 2, 2008                      2,783,914
             Travelcenters of America, Inc.
  7,305,757  Term Loan, Maturing November 30, 2008                    7,351,417
--------------------------------------------------------------------------------
                                                                 $   33,837,909
--------------------------------------------------------------------------------
Road & Rail -- 0.5%
--------------------------------------------------------------------------------
             Kansas City Southern Industries, Inc.
$   910,963  Term Loan, Maturing June 12, 2008                   $      914,867
             RailAmerica Inc.
  9,801,636  Term Loan, Maturing May 31, 2009                         9,875,149
--------------------------------------------------------------------------------
                                                                 $   10,790,016
--------------------------------------------------------------------------------
Semiconductor Equipment & Products -- 0.6%
--------------------------------------------------------------------------------
             AMI Semiconductor
$ 5,000,000  Term Loan, Maturing September 30, 2008              $    5,053,125
             Fairchild Semiconductor Corporation
  8,728,125  Term Loan, Maturing June 19, 2008                        8,799,041
--------------------------------------------------------------------------------
                                                                 $   13,852,166
--------------------------------------------------------------------------------
Telecommunications - Wireline -- 1.4%
--------------------------------------------------------------------------------
             Broadwing Inc.
$   567,150  Revolving Loan, Maturing December 31, 2004          $      559,352
    276,870  Term Loan, Maturing December 31, 2004                      279,293
  2,025,445  Term Loan, Maturing December 31, 2005                    2,045,880
  2,727,549  Term Loan, Maturing December 31, 2006                    2,751,756
             Fairpoint Communications, Inc.
  4,909,794  Term Loan, Maturing March 31, 2007                       4,934,343
             Qwest Corporation
 19,290,000  Term Loan, Maturing June 4, 2007                        19,856,644
--------------------------------------------------------------------------------
                                                                 $   30,427,268
--------------------------------------------------------------------------------
Telecommunications - Wireless -- 2.6%
--------------------------------------------------------------------------------
             American Tower, L.P.
$ 2,423,393  Term Loan, Maturing December 31, 2006               $    2,423,764
  2,857,955  Term Loan, Maturing December 31, 2007                    2,883,448
             Cricket Communications, Inc.
  1,500,000  Term Loan, Maturing June 30, 2007(2)                       783,750
             Crown Castle Operating Company
 15,500,000  Term Loan, Maturing September 15, 2007                  15,659,852
             Dobson Cellular Systems, Inc.
 11,000,000  Term Loan, Maturing March 31, 2010                      11,151,250
             Nextel Communications, Inc.
  2,976,212  Term Loan, Maturing June 30, 2008                        2,990,695
  2,976,212  Term Loan, Maturing December 30, 2008                    2,990,695
  9,900,069  Term Loan, Maturing March 31, 2009                       9,952,420
             Pinnacle Towers, Inc.
  2,000,000  Term Loan, Maturing October 31, 2005                     1,997,916
             Spectrasite Communications, Inc.
  3,741,809  Term Loan, Maturing December 31, 2007                    3,783,904
             Western Wireless
  1,000,000  Term Loan, Maturing April 25, 2007                         966,250
    195,000  Term Loan, Maturing September 30, 2007                     189,564
  2,433,842  Term Loan, Maturing September 30, 2008                   2,428,264
             Winstar Communications, Inc.
    225,401  DIP Loan, Maturing June 30, 2004(2)                         56,350
--------------------------------------------------------------------------------
                                                                 $   58,258,122
--------------------------------------------------------------------------------
Textiles & Apparel -- 0.2%
--------------------------------------------------------------------------------
             St. John Knits International, Inc.
$ 3,700,284  Term Loan, Maturing July 31, 2007                   $    3,711,848
--------------------------------------------------------------------------------
                                                                 $    3,711,848
--------------------------------------------------------------------------------
Theaters -- 1.2%
--------------------------------------------------------------------------------
             Cinemark USA, Inc.
$ 7,730,625  Term Loan, Maturing March 31, 2009                  $    7,819,203
             Loews Cineplex Entertainment Corporation
  3,566,291  Term Loan, Maturing September 30, 2006                   3,582,636
  1,790,909  Term Loan, Maturing May 31, 2008                         1,790,908
  2,931,818  Term Loan, Maturing May 31, 2009                         2,931,818
             Regal Cinemas Inc.
 10,488,061  Term Loan, Maturing June 30, 2009                       10,600,588
--------------------------------------------------------------------------------
                                                                 $   26,725,153
--------------------------------------------------------------------------------
Utility -- 1.1%
--------------------------------------------------------------------------------
             CenterPoint Energy, Inc.
$15,000,000  Term Loan, Maturing October 7, 2006                 $   15,133,590
             Michigan Electric Transmission Company, LLC
  4,443,750  Term Loan, Maturing June 30, 2007                        4,466,893
             Pacific Energy Group, LLC
  4,000,000  Term Loan, Maturing July 26, 2009                        4,028,752
--------------------------------------------------------------------------------
                                                                 $   23,629,235
--------------------------------------------------------------------------------
 Total Senior Floating Rate Interests
   (identified cost, $1,789,817,952)                             $1,790,943,997
--------------------------------------------------------------------------------
Corporate Bonds & Notes -- 0.5%
Principal
Amount
(000's omitted) Security                                         Value
--------------------------------------------------------------------------------
  Broadcasting and Cable -- 0.2%
--------------------------------------------------------------------------------
             Echostar DBS Corp.
$     5,000  4.41%, 10/1/08                                      $    5,162,500
--------------------------------------------------------------------------------
                                                                 $    5,162,500
--------------------------------------------------------------------------------
  Business Machines - Miscellaneous -- 0.3%
--------------------------------------------------------------------------------
             Advanstar Communications
$     6,000  8.63%, 8/15/08                                      $    6,270,000
--------------------------------------------------------------------------------
                                                                 $    6,270,000
--------------------------------------------------------------------------------
Total Corporate Bonds & Notes
  (identified cost $11,000,000)                                  $   11,432,500
--------------------------------------------------------------------------------
Common Stocks, Preferred Stocks
and Warrants -- 0.2%

Shares       Security                                            Value
--------------------------------------------------------------------------------
    282,096  Thermadyne Holdings Corp.                           $    3,689,816
        350  Hayes Lemmerz International, Inc.,
             Preferred, Series A(3)                                      17,500
    105,145  Hayes Lemmerz International, Inc.,
             Common                                                   1,713,863
         25  Knowledge Universe Inc.(3)                                  25,000
--------------------------------------------------------------------------------
  Total Common Stocks, Preferred Stocks
  and Warrants
  (identified cost, $4,055,957)                                  $    5,446,179
--------------------------------------------------------------------------------
Commercial Paper -- 15.0%
Principal
Amount
(000's omitted)    Security                                      Value
--------------------------------------------------------------------------------
             American Express Credit Corp.
$    40,000  1.03%, 11/3/03                                      $   39,996,566
             American Honda Financial
     25,000  1.05%, 11/5/03                                          24,996,354
             Barton Capital Corp.
     40,000  1.05%, 11/10/03                                         39,988,333
             Cafco LLC
     37,500  1.04%, 11/3/03                                          37,496,750
             Cortez Capital Corp.
     30,000  1.06%, 11/18/03                                         29,984,100
             CRC Funding
     25,000  1.05%, 11/3/03                                          24,997,813
             General Electric Capital
     40,000  1.05%, 12/2/03                                          39,962,667
             Kittyhawk Funding
     28,862  1.06%, 11/20/03                                         28,845,004
             Midstate Corp. Federal Credit
     20,000  1.05%, 11/21/03                                         19,987,750
             Receivables Capital Corp.
     30,000  1.06%, 11/24/03                                         29,978,800
             Transamerica Finance
     15,749  1.06%, 11/21/03                                         15,739,262
--------------------------------------------------------------------------------
Total Commercial Paper
  (at amortized cost $331,973,399)                               $  331,973,399
--------------------------------------------------------------------------------
Short-Term Investments -- 2.3%
Principal
Amount
(000's omitted)  Security                                        Value
--------------------------------------------------------------------------------
             Investors Bank & Trust Company Time Deposit
$    52,118  1.08%, 11/3/03                                      $   52,118,000
--------------------------------------------------------------------------------
Total Short-Term Investments
  (at amortized cost, $52,118,000)                               $   52,118,000
--------------------------------------------------------------------------------
Total Investments -- 98.8%
  (identified cost $2,188,965,308)                               $2,191,914,075
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.2%                           $   25,959,972
--------------------------------------------------------------------------------
Net Assets -- 100%                                               $2,217,874,047
--------------------------------------------------------------------------------
(1) Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating rate interests will have an expected average life of approximately two to four years.
(2) Non-income producing security.
(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
Note: At October 31, 2003, the Portfolio had unfunded commitments amounting to $51,444,002 under various revolving credit agreements.

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2003

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments, at value
  (identified cost, $2,188,965,308)                              $2,191,914,075
Cash                                                                 21,416,671
Interest receivable                                                   4,450,255
Prepaid expenses                                                        214,721
-------------------------------------------------------------------------------
Total assets                                                     $2,217,995,722
-------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------
Payable to affiliate for Trustees' fees                                  $2,910
Accrued expenses                                                        118,765
-------------------------------------------------------------------------------
Total liabilities                                                      $121,675
-------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio        $2,217,874,047

Sources of Net Assets
-------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals          $2,214,925,280
Net unrealized appreciation (computed on the
  basis of identified cost)                                           2,948,767
-------------------------------------------------------------------------------
Total                                                            $2,217,874,047
-------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2003

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended
October 31, 2003

Investment Income
-------------------------------------------------------------------------------
Interest                                                         $   68,476,543
-------------------------------------------------------------------------------
Total investment income                                          $   68,476,543
-------------------------------------------------------------------------------

Expenses
-------------------------------------------------------------------------------
Investment adviser fee                                           $    8,213,946
Custodian fee                                                           295,095
Legal and accounting services                                           182,925
Miscellaneous                                                           222,110
-------------------------------------------------------------------------------
Total expenses                                                   $    8,914,076
-------------------------------------------------------------------------------
Net investment income                                            $   59,562,467
-------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)                $  (12,285,162)
  Interest rate swap contracts                                       (1,345,598)
-------------------------------------------------------------------------------
Net realized loss                                                $  (13,630,760)
-------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                            $   50,129,765
  Interest rate swap contracts                                        1,376,803
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)             $   51,506,568
-------------------------------------------------------------------------------

Net realized and unrealized gain                                 $   37,875,808
-------------------------------------------------------------------------------

Net increase in net assets from operations                       $   97,438,275
-------------------------------------------------------------------------------

                       See notes to financial statements

Floating Rate Portfolio as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease)                                   Year Ended                     Year Ended
in Net Assets                                         October 31, 2003               October 31, 2002
-----------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                    $59,562,467                    $67,349,097
  Net realized loss                                        (13,630,760)                   (14,790,884)
  Net change in unrealized appreciation
    (depreciation)                                          51,506,568                    (23,057,472)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $97,438,275                    $29,500,741
-----------------------------------------------------------------------------------------------------
Capital transactions --
  Contributions                                         $1,296,513,630                   $489,824,603
  Withdrawals                                             (502,206,079)                  (580,925,153)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets from
  capital transactions                                    $794,307,551                   $(91,100,550)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                     $891,745,826                   $(61,599,809)
-----------------------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------
At beginning of year                                    $1,326,128,221                 $1,387,728,030
-----------------------------------------------------------------------------------------------------
At end of year                                          $2,217,874,047                 $1,326,128,221
-----------------------------------------------------------------------------------------------------


Floating Rate Portfolio as of October 31, 2003

FINANCIAL STATEMENTS CONT'D

Supplementary Data
                                                                                Year Ended October 31,
                                                     ----------------------------------------------------------------------------
Ratios/Supplementary Data+                                2003                   2002                 2001               2000(1)
----------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
    Net expenses                                          0.61%                  0.62%                0.57%                0.04%(3)
    Net investment income                                 4.05%                  4.72%                6.45%                8.49%(3)
Portfolio Turnover                                          64%                    76%                  52%                   3%
----------------------------------------------------------------------------------------------------------------------------------
Total Return(2)                                           6.91%                  2.19%                  --                   --
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)             $2,217,874             $1,326,128           $1,387,728             $145,896
----------------------------------------------------------------------------------------------------------------------------------

+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses                                                                                          0.61%                0.79%(3)
    Net investment income                                                                             6.41%                7.74%(3)
----------------------------------------------------------------------------------------------------------------------------------
(1) For the period from the start of business, September 5, 2000, to October 31, 2000.
(2) Total return is required to be disclosed for the fiscal years beginning December 15, 2000.
(3) Annualized.

Floating Rate Portfolio as of October 31, 2003

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------------------------------------------
  Floating Rate Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 19, 2000, seeks to provide a high level of current income by investing primarily in senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At
  October 31, 2003, the Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate High Income Fund and Eaton Vance Medallion Floating-Rate Income Fund held an approximate 72.3%, 21.8% and 3.0% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- The Portfolio's investments are in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair valued securities are marked daily as well. Non-loan Portfolio holdings (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

  B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required. Facility fees received are recognized as income over the expected term of the loan.

  C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  D Interest Rate Swaps -- The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

  E Expense Reduction -- Investors Bank & Trust (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

  F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  G Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------------------------------------------
  The investment adviser fee is earned by BMR as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2003, the fee was equivalent to 0.558% of the Portfolio's average net assets for such period and amounted to $8,213,946. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2003, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
-------------------------------------------------------------------------------
  The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of investments for the year ended
  October 31, 2003 aggregated $1,385,179,245, $589,096,135 and $214,706,663, respectively.

4 Line of Credit
-------------------------------------------------------------------------------
  The Portfolio participates with other portfolios managed by BMR in a $500 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices.
  Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.10% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2003, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2003.

5 Federal Income Tax Unrealized Appreciation (Depreciation)
-------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in the value of the investments owned at October 31, 2003, as computed on a federal income tax basis, were as follows:

  Aggregate cost                                                 $2,188,990,159
  -----------------------------------------------------------------------------
  Gross unrealized appreciation                                  $   13,680,510
  Gross unrealized depreciation                                     (10,756,594)
  -----------------------------------------------------------------------------
  Net unrealized appreciation                                    $    2,923,916
  -----------------------------------------------------------------------------

6 Financial Instruments
-------------------------------------------------------------------------------
  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  The Portfolio did not have any open obligations under these financial instruments at October 31, 2003.

7 Interestholder Meeting (Unaudited)
--------------------------------------------------------------------------------
  The Portfolio held a Special Meeting of Interestholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                                     INTEREST IN THE PORTFOLIO
  NOMINEE FOR TRUSTEE                              AFFIRMATIVE         WITHHOLD
  -----------------------------------------------------------------------------
  Jessica M. Bibliowicz                                99%                1%
  Donald R. Dwight                                     99%                1%
  James B. Hawkes                                      99%                1%
  Samuel L. Hayes, III                                 99%                1%
  William H. Park                                      99%                1%
  Norton H. Reamer                                     99%                1%
  Lynn A. Stout                                        99%                1%

  Results are rounded to the nearest whole number. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Portfolio.

Floating Rate Portfolio as of October 31, 2003

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of
Floating Rate Portfolio:
-------------------------------------------------------------------------------
To the Trustees and Investors of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Floating Rate Portfolio (the Portfolio) as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the supplementary data for each of the three years then ended, and for the period from the start of business, September 5, 2000 to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at October 31, 2003 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Floating Rate Portfolio at October 31, 2003, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

Eaton Vance Floating-Rate Fund as of October 31, 2003

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), and Floating Rate Portfolio (the Portfolio) are
responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the
Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The
"noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston,
Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton
Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                                                                                                        Number of
                                                                                                      Portfolios in
                              Position(s) with    Term of Office                                       Fund Complex       Other
                              the Trust and the    and Length of    Principal Occupation(s) During     Overseen By    Directorships
Name and Date of Birth            Portfolio           Service       Past Five Years                     Trustee(1)         Held
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(s)

Jessica M. Bibliowicz              Trustee        Trustee of the    Chairman, President and Chief          192         Director of
11/28/59                                         Trust since 1998;  Executive Officer of National                        National
                                                 of the Portfolio   Financial Partners (financial                       Financial
                                                    since 2000      services company) (since April                       Partners
                                                                    1999). President and Chief
                                                                    Operating Officer of John A.
                                                                    Levin & Co. (registered
                                                                    investment adviser) (July 1997 to
                                                                    April 1999) and a Director of
                                                                    Baker, Fentress & Company, which
                                                                    owns John A. Levin & Co. (July
                                                                    1997 to April 1999). Ms.
                                                                    Bibliowicz is an interested
                                                                    person because of her affiliation
                                                                    with a brokerage firm.

James B. Hawkes                    Trustee        Trustee of the    Chairman, President and Chief          194       Director of EVC
11/9/41                                          Trust since 1991;  Executive Officer of BMR, EVC,
                                                 of the Portfolio   EVM and EV; Director of EV; Vice
                                                    since 2000      President and Director of EVD.
                                                                    Trustee and/or officer of 194
                                                                    registered investment companies
                                                                    in the Eaton Vance Fund Complex.
                                                                    Mr. Hawkes is an interested
                                                                    person because of his positions
                                                                    with BMR, EVM, EVC and EV, which
                                                                    are affiliates of the Trust and
                                                                    the Portfolio.

Eaton Vance Floating-Rate Fund as of October 31, 2003

MANAGEMENT AND ORGANIZATION CONT'D
                                                                                                        Number of
                                                                                                      Portfolios in
                              Position(s) with    Term of Office                                       Fund Complex       Other
                              the Trust and the    and Length of    Principal Occupation(s) During     Overseen By    Directorships
Name and Date of Birth            Portfolio           Service       Past Five Years                     Trustee(1)         Held
-----------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(s)
Samuel L. Hayes, III               Trustee        Trustee of the    Jacob H. Schiff Professor of           194         Director of
2/23/35                                          Trust since 1986;  Investment Banking Emeritus,                      Tiffany & Co.
                                                 of the Portfolio   Harvard University Graduate                         (specialty
                                                    since 2000      School of Business                                retailer) and
                                                                    Administration.                                    Telect, Inc.
                                                                                                                      (telecommuni-
                                                                                                                     cation services
                                                                                                                         company)

William H. Park                    Trustee          Since 2003      President and Chief Executive          191             None
9/19/47                                                             Officer, Prizm Capital
                                                                    Management, LLC (investment
                                                                    management firm) (since 2002).
                                                                    Executive Vice President and
                                                                    Chief Financial Officer, United
                                                                    Asset Management Corporation (a
                                                                    holding company owning
                                                                    institutional investment
                                                                    management firms) (1982-2001).

Ronald A. Pearlman                 Trustee          Since 2003      Professor of Law, Georgetown           191             None
7/10/40                                                             University Law Center (since
                                                                    1999). Tax Partner Covington &
                                                                    Burling, Washington, DC
                                                                    (1991-2000).

Norton H. Reamer                   Trustee        Trustee of the    President and Chief Executive          194             None
9/21/35                                          Trust since 1986;  Officer of Asset Management
                                                 of the Portfolio   Finance Corp. (a specialty
                                                    since 2000      finance company serving the
                                                                    investment management industry)
                                                                    (since October 2003). President,
                                                                    Unicorn Corporation (an
                                                                    investment and financial advisory
                                                                    services company) (since
                                                                    September 2000). Formerly,
                                                                    Chairman, Hellman, Jordan
                                                                    Management Co., Inc. (an
                                                                    investment management company)
                                                                    (2000-2003). Formerly, Advisory
                                                                    Director of Berkshire Capital
                                                                    Corporation (investment banking
                                                                    firm) (2002-2003). Formerly,
                                                                    Chairman of the Board, United
                                                                    Asset Management Corporation (a
                                                                    holding company owning
                                                                    institutional investment
                                                                    management firms) and Chairman,
                                                                    President and Director, UAM Funds
                                                                    (mutual funds) (1980-2000).

Lynn A. Stout                      Trustee        Trustee of the    Professor of Law, University of        194             None
9/14/57                                          Trust since 1998;  California at Los Angeles School
                                                 of the Portfolio   of Law (since July 2001).
                                                    since 2000      Formerly, Professor of Law,
                                                                    Georgetown University Law Center.

Eaton Vance Floating-Rate Fund as of October 31, 2003

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                              Position(s) with    Term of Office
                              the Trust and the    and Length of    Principal Occupation(s) During
Name and Date of Birth            Portfolio           Service       Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.           President of the      Since 2002      Executive Vice President of EVM,
5/31/58                             Trust                           BMR, EVC and EV; Chief Investment
                                                                    Officer of EVM and BMR and
                                                                    Director of EVC. Chief Executive
                                                                    Officer of Belair Capital Fund
                                                                    LLC, Belcrest Capital Fund LLC,
                                                                    Belmar Capital Fund LLC, Belport
                                                                    Capital Fund LLC and Belrose
                                                                    Capital Fund LLC (private
                                                                    investment companies sponsored by
                                                                    EVM). Officer of 53 registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

William H. Ahern, Jr.         Vice President of     Since 1995      Vice President of EVM and BMR.
7/28/59                           the Trust                         Officer of 35registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

Thomas J. Fetter              Vice President of     Since 1997      Vice President of EVM and BMR.
8/20/43                           the Trust                         Trustee and President of The
                                                                    Massachusetts Health & Education
                                                                    Tax-Exempt Trust. Officer of 127
                                                                    registered investment companies
                                                                    managed by EVM or BMR.

Michael R. Mach               Vice President of     Since 1999      Vice President of EVM and BMR.
7/15/47                           the Trust                         Previously, Managing Director and
                                                                    Senior Analyst for Robertson
                                                                    Stephens (1998-1999). Officer of
                                                                    25 registered investment
                                                                    companies managed by EVM or BMR.

Robert B. MacIntosh           Vice President of     Since 1998      Vice President of EVM and BMR.
1/22/57                           the Trust                         Officer of 127 registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

Scott H. Page                 Vice President of     Since 2000      Vice President of EVM and BMR.
11/30/59                        the Portfolio                       Officer of 13 registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

Duncan W. Richardson          Vice President of     Since 2001      Senior Vice President and Chief
10/26/57                          the Trust                         Equity Investment Officer of EVM
                                                                    and BMR. Officer of 41 registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

Walter A. Row, III            Vice President of     Since 2001      Director of Equity Research and a
7/20/57                           the Trust                         Vice President of EVM and BMR.
                                                                    Officer of 22 registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

Judith A. Saryan              Vice President of     Since 2003      Vice President of EVM and BMR.
8/21/54                           the Trust                         Previously, Portfolio Manager and
                                                                    Equity Analyst for State Street
                                                                    Global Advisers (1980-1999).
                                                                    Officer of 24 registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

Susan Schiff                  Vice President of     Since 2002      Vice President of EVM and BMR.
3/31/61                           the Trust                         Officer of 26 registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

Payson F. Swaffield           President of the     Since 2002(2)    Vice President of EVM and BMR.
8/13/56                           Portfolio                         Officer of 13 registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

Alan R. Dynner                    Secretary      Secretary of the   Vice President, Secretary and
10/10/40                                         Trust since 1997;  Chief Legal Officer of BMR, EVM,
                                                 of the Portfolio   EVD, EV and EVC. Officer of 194
                                                    since 2000      registered investment companies
                                                                    managed by EVM or BMR.

Barbara E. Campbell           Treasurer of the     Since 2002(2)    Vice President of EVM and BMR.
6/19/57                           Portfolio                         Officer of 194 registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

James L. O'Connor             Treasurer of the      Since 1989      Vice President of BMR, EVM and
4/1/45                              Trust                           EVD. Officer of 115 registered
                                                                    investment companies managed by
                                                                    EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.
(2) Prior to 2002, Mr. Swaffield served as Vice President of the Portfolio since 2000 and Ms. Campbell served as Assistant
    Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                 INVESTMENT ADVISER OF FLOATING RATE PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                ADMINISTRATOR OF EATON VANCE FLOATING-RATE FUND
                             EATON VANCE MANAGEMENT
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109

                             PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 (617) 482-8260

                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC INC.
                            Attn: Eaton Vance Funds
                                 P.O. Box 9653
                           Providence, RI 02940-9653
                                 (800) 262-1122

                              INDEPENDENT AUDITORS
                             DELOITTE & TOUCHE LLP
                              200 Berkeley Street
                             Boston, MA 02116-5022


                         EATON VANCE FLOATING-RATE FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

-------------------------------------------------------------------------------
            This report must be preceded or accompanied by a current
           prospectus which contains more complete information on the
        Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------

1044-12/03                                                                FRSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES


Not required in this filing.


ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)      Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)   Treasurer's Section 302 certification. (a)(2)(ii) President's
            Section 302 certification.
(b)         Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust (On behalf of  Eaton Vance Floating-Rate Fund)


By:     /s/ Thomas E. Faust Jr.
        -----------------------------
        Thomas E. Faust Jr.
        President


Date:   December 16, 2003
        -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ James L. O'Connor
        -----------------------------
        James L. O'Connor
        Treasurer


Date:   December 16, 2003
        -----------------

By:     /s/ Thomas E. Faust Jr.
        -----------------------------
        Thomas E. Faust Jr.
        President


Date:   December 16, 2003
        -----------------